UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 7, 2012

Glowpoint, Inc.

________________________________________________________________________________________

(Exact name of registrant as specified in its Charter)

Delaware	0-25940	77-0312442
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

430 Mountain Avenue, Murray Hill, NJ		07974
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code   (973) 855-3411

Not Applicable

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On June 7, 2012, Glowpoint held its annual meeting of stockholders, during which the following matters were decided by the following votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as applicable:

1) Election of the following directors, each to a one-year term:

Name of Director	Votes For	Withheld	Broker Non-Vote
Kenneth Archer	14,035,333	208,288	8,553,351
Grant Dawson	14,035,333	208,288	8,553,351
Jon A. DeLuca	14,081,219	162,402	8,553,351
Joseph Laezza	14,006,307	237,314	8,553,351
James S. Lusk	14,026,733	216,888	8,553,351

2) Ratification of the selection of EisnerAmper LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2012:  22,673,310 votes for; 121,149 votes against; and 2,513 abstentions.

No other business came before the annual meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOWPOINT, INC.

By:

/s/ Tolga Sakman

Name:

Tolga Sakman

Title:

Chief Financial Officer and Senior Vice President of Corporate Development and Strategy

Dated:  June 11, 2012